UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 21, 2025, DuPont de Nemours, Inc. (the “Company”) appointed Kurt B. McMaken to its Board of Directors, effective immediately. Mr. McMaken will serve on the Audit Committee and the Nomination and Governance Committee.

The Board of Directors determined that Mr. McMaken is an “independent director” in accordance with the New York Stock Exchange listing standards, the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Company’s Corporate Governance Guidelines and that Mr. McMaken meets the SEC’s criteria of an “audit committee financial expert.”

Mr. McMaken, 55, currently serves as the Chief Financial Officer of The Brink’s Company, a leading global provider of cash and valuables management, digital retail solutions, and ATM managed services. Prior to joining Brink’s in 2022, he served in a number of financial and management roles of increasing responsibility at Eaton Corporation plc from 2001 to 2022, most recently as Senior Vice President, Operations Finance and Transformation. Mr. McMaken began his career in the Audit & Business Advisory Services practice at PricewaterhouseCoopers LLP. Mr. McMaken holds a Bachelor of Science degree from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.

There is no arrangement or understanding between the Mr. McMaken and any other persons pursuant to which Mr. McMaken was selected as a director of the Company. There are no transactions in which Mr. McMaken has an interest requiring disclosure under Item 404(a) of Regulation S-K. For his service on the Board of Directors, Mr. McMaken will receive the Company’s standard compensation for non-employee directors.

A copy of the press release announcing Mr. McMaken as a new director is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release issued by DuPont de Nemours, Inc. on February 21, 2025, announcing Mr. McMaken as a new director.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	February 21, 2025	By:	/s/ Erik T. Hoover
		Name:	Erik T. Hoover
		Title:	Senior Vice President and General Counsel